SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             COMMUNITY BANCORP.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

               ------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------
         (5)   Total fee paid:

               ------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

               ------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ------------------------------------------------------------
         (3)   Filing party:

               ------------------------------------------------------------
         (4)   Date Filed:

               ------------------------------------------------------------

April, 2004


Dear Fellow Shareholders:

      You are cordially invited to the Annual Meeting of the Shareholders of Community Bancorp., which will be held at 5:30 P.M. at the Elks Club, Derby, Vermont, on Tuesday, May 4, 2004. As in prior years, a dinner will be served following the meeting.

      I have enclosed our proxy materials and our Annual Report for 2003 for your review. I encourage you to sign, date and return your proxy card promptly so that your shares will be represented and can be voted at the meeting whether or not you are present in person. You may withdraw your proxy and vote in person at the meeting if you choose to do so.

      Thank you for your continued support of Community Bancorp. I look forward to seeing you at the annual meeting.

                                       Sincerely,

                                       COMMUNITY BANCORP.

                                       /s/ Richard C. White

                                       Richard C. White
                                       Chairman & CEO

RCW/cb
Enclosures

[LOGO]                       COMMUNITY BANCORP.
                                 Derby Road
                                   Route 5
                            Derby, Vermont 05829

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 4, 2004

      The annual meeting of shareholders of Community Bancorp. will be held at the Elks Club, Derby, Vermont, on Tuesday, May 4, 2004, at 5:30 p.m., for the following purposes:

      1. To elect four directors to serve until the annual meeting of Shareholders in 2007;

      2. To ratify the selection of the independent public accounting firm of Berry, Dunn, McNeil & Parker as the Company's external auditor for the fiscal year ending December 31, 2004; and

      3. To transact such other business as may properly be brought before the meeting.

      The close of business on March 9, 2004, has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the annual meeting.

                                       By Order of the Board of Directors,

                                       /s/ Chris Bumps

                                       CHRIS BUMPS
                                       Corporate Secretary

Derby, Vermont
April 1, 2004

      YOUR PROXY IS ENCLOSED. PLEASE FILL IN, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. IT IS IMPORTANT THAT YOU RETURN YOUR COMPLETED PROXY PROMPTLY.

                                    INDEX

PROXY STATEMENT                                                              1
  ANNUAL MEETING OF SHAREHOLDERS                                             1
  GENERAL VOTING INFORMATION                                                 1
    Who is entitled to vote at the annual meeting?                           1
    How many votes do I have?                                                1
    How do I vote?                                                           1
    Can I change my vote after submitting the proxy card?                    1
    How many shares are entitled to vote at the meeting?                     2
    What constitutes a quorum and how are votes counted for that purpose? 2 What are "broker non-votes" and how do they affect calculation of a
     quorum or voting on any matter?                                         2
    What does it mean if I received more than one proxy card?                2
    How do I vote if my shares are held in the name of a broker or bank?     2
    How are proxies being solicited and who pays the expenses?               2
    How many votes are required for the election of directors?               3
    How many votes are required to ratify the selection of Berry, Dunn,
     McNeil & Parker as the Company's independent auditor?                   3
    How many votes are required to approve any other matter that
     may come before the meeting?                                            3
    May shareholders submit nominations for election as directors
     or for consideration of other matters?                                  3
  SHARE OWNERSHIP INFORMATION                                                4
    Section 16(a) Beneficial Ownership Reporting Compliance                  4
  ARTICLE 1                                                                  5
  ELECTION OF DIRECTORS                                                      5
    Directors' Fees and Other Compensation                                   7
    Directors' Deferred Compensation Plan                                    7
    Vote Required                                                            7
  CORPORATE GOVERNANCE                                                       8
    Director Independence                                                    8
    Board Committees                                                         8
    Board Meeting Attendance                                                10
    Shareholder Communications with the Board                               10
    Attendance at Annual Shareholders Meeting                               11
    Compensation Committee Interlocks and Insider Participation             11
    Transactions with Management                                            11
  AUDIT COMMITTEE REPORT                                                    11
  HUMAN RESOURCES COMMITTEE REPORT                                          12
  STOCK PERFORMANCE GRAPH                                                   14
  EXECUTIVE OFFICERS                                                        15
  EXECUTIVE COMPENSATION                                                    15
    Summary Compensation Table                                              16
    Annual Compensation                                                     16
    Retirement Savings Plan                                                 17
    Officer Incentive Plan                                                  17
    Supplemental Retirement Plan                                            19
  ARTICLE 2                                                                 19
  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS                         19
    Previous Change in Independent Auditors                                 19
    Pre-Approval Required for Services of Independent Auditors              20
    Fees Paid to Independent Auditors                                       20
    Vote Required                                                           21
  ANNUAL REPORT                                                             21
  SHAREHOLDER NOMINATIONS AND PROPOSALS                                     21
    Shareholder Nominations                                                 21
    Shareholder Proposals                                                   21
    Use of Discretionary Authority in Connection with Shareholder
     Nominations and Proposals                                              22
    Inclusion of Shareholder Proposals in Company Proxy Materials           22
  OTHER MATTERS                                                             22
Appendix A-Audit Committee Charter                                         A-1

                             COMMUNITY BANCORP.
                                 Derby Road
                                   Route 5
                            Derby, Vermont 05829

                               PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS
                                 May 4, 2004

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Community Bancorp. (the "Company") for use at the annual meeting of shareholders and any adjournments of that meeting. The annual meeting will be held on Tuesday, May 4, 2004, at 5:30 p.m. at the Elks Club in Derby, Vermont. The proxy statement and related proxy card are first being sent to shareholders on or about April 1, 2004.

                         GENERAL VOTING INFORMATION

Who is entitled to vote at the annual meeting?

Only shareholders of record on the record date for the meeting are entitled to vote. The record date is the close of business on March 9, 2004.

How many votes do I have?

Each issued and outstanding share of common stock is entitled to one vote on each matter presented for vote at meeting.

How do I vote?

You may vote by completing and returning the enclosed proxy card in the postage-paid envelope or by voting in person at the meeting. A written ballot will be distributed at the meeting for those shareholders of record who wish to vote in person.

Can I change my vote after submitting the proxy card?

Yes. If you submit your proxy card and later decide that you wish to change or revoke your proxy, you may do so at any time before the proxy is exercised at the annual meeting, by

      * giving written notice of revocation to Chris Bumps, Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829;
      * executing a later-dated proxy card and giving written notice to the Corporate Secretary; or
      * voting in person after giving written notice of revocation of your proxy to the Corporate Secretary.

If you need another proxy card to revoke an earlier proxy or if you have any questions, please call the Corporate Secretary at 802-334-7915.

The last vote you submit will supersede all your prior vote(s).

How many shares are entitled to vote at the meeting?

As of the record date for the meeting (March 9, 2004), there were 3,801,998 shares of the Company's common stock issued and outstanding and entitled to vote at the meeting.

What constitutes a quorum and how are votes counted for that purpose?

In order to conduct business at the meeting, a quorum must be present. A majority (more than 50%) of the outstanding shares of the Company's common stock, present in person or represented by proxy, will constitute a quorum at the meeting. Shares represented by proxies or ballots, including those marked "withhold" on Item 1 (Election of Directors) or "abstain" on Item 2 (Ratification of Selection of Independent Auditors), will be treated as shares present or represented at the meeting for purposes of determining a quorum.

What are "broker non-votes" and how do they affect calculation of a quorum or voting on any matter?

Shares held in "street name" by brokers (meaning shares held in the name of brokers or their nominees but actually owned by the brokers' customers) must generally be voted by the broker in accordance with your instructions. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") will be deemed present or represented at the meeting for purposes of a quorum. However, like abstentions, broker non-votes are not counted as votes cast and therefore will not affect the outcome of any matter to be voted on at the meeting.

What does it mean if I received more than one proxy card?

If you received more than one proxy card, your shares are registered in different names (for example, "John Smith" and "J. Smith") or are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. Please have all your accounts registered in the same name and address. You may do this by contacting the Corporate Secretary at 802-334-7915.

How do I vote if my shares are held in the name of a broker or bank?

If your shares are held by a broker or bank, you must follow the voting instructions on the form you receive from your broker or bank. This is the case because your broker or bank, not you, is the record holder of the shares for purposes of determining who is entitled to vote shares at the meeting and is therefore the party in whose name the shares must be voted.

How are proxies being solicited and who pays the expenses?

Proxies are being solicited by mail. They may also be solicited by the Company's directors and officers and by the directors, officers and employees of the Company's wholly-owned subsidiary, Community National Bank (the "Bank"). Those individuals may solicit proxies personally or by telephone or electronic communication but they will not receive any additional compensation for any such efforts. In addition, the Company has arranged with brokerage houses, banks and other custodians, nominees and fiduciaries to send to their principals this proxy statement, proxy card and accompanying annual report to shareholders, and will reimburse them for out-of-pocket expenses they incur in forwarding the materials.

How many votes are required for the election of directors?

The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on Item 1 (Election of Directors) is required for the election of directors. A "plurality" means receiving a higher number of votes than any other candidate. At the annual meeting, four director seats will be filled. Therefore, the four nominees receiving the four highest vote totals will be elected as directors.

Shares represented by proxies or ballots marked "WITHHOLD" on Item 1 (Election of Directors) and broker non-votes, if any, will not have any direct effect on the outcome of the election of directors or result in the defeat of any of the Board's nominees, if there are no other nominees for any of the open board seats. There are no other nominees at present.

Votes on Item 1 will be counted in vote totals announced at the annual meeting by the inspectors of election.

How many votes are required to ratify the selection of Berry, Dunn, McNeil & Parker as the Company's independent auditor?

Approval of selection of the Company's independent auditor would require that more votes are cast in favor than are cast against the proposal.

Shares represented by proxies or ballots marked "ABSTAIN" on Item 2 (Ratification of Selection of Independent Auditors) and broker non-votes, if any, are not treated as votes cast and, therefore, would have no effect on the outcome of the vote to ratify the selection of the Company's independent auditors.

Votes on Item 2 will be counted and vote totals announced at the annual meeting by the inspectors of election.

How many votes are required to approve any other matter that may come before the meeting?

The management and directors of the Company do not know of any other matter that may be put to a vote at the meeting. If such a matter does arise, any shares represented by proxies may be voted at the discretion of the attorneys-in-fact named in the proxies, to the extent permitted by law. Approval of any such other matter would require that more votes be cast for the matter than against. Abstentions from voting and broker non-votes, if any, are not treated as votes cast and therefore, would have no effect on the vote to approve any such other matter.

May shareholders submit nominations for election as directors or for consideration of other matters?

The Company's bylaws include a process shareholders should follow if they wish to submit director nominations or propose other action for vote by the shareholders. The deadline for submissions relating to the 2004 annual meeting was January 6, 2004 (120 days before the annual meeting). The deadline for submissions for the 2005 annual meeting is January 4, 2005. Additional information about this process is contained elsewhere in this proxy statement under the caption "SHAREHOLDER NOMINATIONS AND PROPOSALS."

In addition, the Corporate Governance/Nominating Committee of the Board of Directors will consider recommendations made by shareholders for possible nominees for election as directors. Additional information about this process is contained elsewhere in this proxy statement under the caption "CORPORATE GOVERNANCE-Board Committees-Corporate Governance/ Nominating Committee."

                         SHARE OWNERSHIP INFORMATION

      The following table shows the amount of common stock beneficially owned by all directors (including nominees standing for re-election) and executive officers of the Company as a group.


                                       Amount & Nature of Beneficial
                                       Ownership of Common Stock (1)
                                       -----------------------------
                                       Sole Voting     Shared Voting
                                       & Investment    & Investment     Percent of
                                           Power           Power           Class
                                       ------------    -------------    ----------

All Directors, Nominees & Executive
 Officers as a Group (11 in number)       375,361          62,700         11.52%

--------------------
<F1>  Shareholdings are as of March 9, 2004, except for shares held in an
      IRA account for one individual, which are as of February 27, 2004. Share information for the group includes 72,455 shares held indirectly by three of the members of the group by virtue of their investment in the Community Bancorp. stock fund under the Company's Retirement Savings Plan.

      In addition, as of March 9, 2004, 447,413 shares (11.77% of the Company's issued and outstanding common stock) were held in fiduciary capacity by the Company's affiliated trust and investment management company, Community Financial Services Group, LLC ("CFSG"), including 241,602 shares, or 6.34%, held for the account of participants in the Company's Retirement Savings (410(k)) Plan. It is CFSG's practice not to vote shares of the Company's common stock unless instructions are received from the beneficial owner.

      Except as set forth above, the Company is not aware of any individual, group, corporation or other entity owning beneficially more than 5% of the Company's outstanding common stock. The Company has no other authorized class of stock.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC) and to furnish the Company with copies of all such reports. The Company has reviewed the copies of the Section 16 reports filed by the directors and officers, or written representations from them that no Forms 5 were required to be filed for 2003. Based solely on such review, the Company believes that all Section 16 filing requirements applicable to its officers and directors for 2003 were complied with.

                                  ARTICLE 1

                            ELECTION OF DIRECTORS

      The Amended and Restated Articles of Association and the By-laws of the Company provide for a Board of no fewer than nine and no more than twenty-five directors, to be divided into three classes, as nearly equal in number as possible, each class serving for a period of three years. The Board of Directors currently consists of 10 members and the Corporate Governance/Nominating Committee of the Board has determined to maintain the number of directors at 10 for the ensuing year. The directors in the class whose terms will expire at the 2004 annual meeting of shareholders are Michael H. Dunn, Marcel M. Locke, Stephen P. Marsh and Dale R. Wells and each will stand for re-election to a three year term at the annual meeting.

      Unless authority is withheld, proxies solicited hereby will be voted in favor of the four nominees, to hold office until the 2007 annual meeting of shareholders or until their successors are elected and qualify. If for any reason not now known by the Company, any of such nominees should not be able to serve, proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or to fix the number of directors at fewer than ten, as the directors in their discretion may deem advisable.

      The following table sets forth certain information concerning each of the nominees and other incumbent directors:


                                                                            Community Bancorp.
                                                             Director of       Common Stock
                                                              Community     Beneficially Owned
                                   Principal                   Bancorp.       and Percent of
   Name and Age                    Employment                 Since (1)          Class (2)
----------------------------------------------------------------------------------------------

Nominees to serve (if elected) until 2007 annual meeting:

Michael H. Dunn       Book Dealer                               1998         71,274(3)    1.87%
Age 62                Derby, VT

Marcel M. Locke       Former Proprietor, Parkview Garage        1986         10,460(4)     .28%
Age 65                Orleans, VT

Stephen P. Marsh      President, Chief Operating Officer,       1998         50,698(5)    1.33%
Age 56                Treasurer and Director, Community
                      Bancorp.; President, Chief Operating
                      Officer and Director, Community
                      National Bank
                      Derby, VT

Dale R. Wells         President,                                1996          5,917        .16%
Age 58                Dale Wells Building Contractor, Inc.
                      St. Johnsbury, VT





                                                                            Community Bancorp.
                                                             Director of       Common Stock
                                                              Community     Beneficially Owned
                                   Principal                   Bancorp.       and Percent of
   Name and Age                    Employment                 Since (1)          Class (2)
----------------------------------------------------------------------------------------------

Incumbent Directors to serve until 2006 annual meeting:

Elwood Duckless       Past President,                           1987        132,892(6)    3.50%
Age 63                Newport Electric Co.
                      Newport, VT

Rosemary M. Lalime    Principal Broker and Owner                1985         48,545       1.28%
Age 57                All Seasons Realty
                      Newport, VT

Anne T. Moore         Principal Real Estate Broker              1993         22,676        .60%
Age 60                Taylor Moore Agency Inc.
                      Derby, VT
                      (insurance and real estate)

Incumbent Directors to serve until 2005 annual meeting:

Thomas E. Adams       Owner, NPC Realty, Inc.                   1986         25,158(7)     .66%
Age 57                Holland, VT

Jacques R. Couture    Dairy Farmer/Maple Producer               1992          6,356(8)     .17%
Age 53                Westfield, VT

Richard C. White      Chairman, Chief Executive Officer         1983         56,422(9)    1.48%
Age 58                and Director, Community Bancorp.
                      and Community National Bank
                      Derby, VT

--------------------
<F1>  Each nominee and incumbent director is also a director of Community
      National Bank. The dates indicated in the table reflect only service on the Board of Directors of the Company and not Community National Bank.
<F2>  Except as otherwise indicated in the footnotes to the table, the named individuals possess sole voting and investment power over the shares listed. Shareholdings are as of March 9, 2004, except for shares held in Mr. White's IRA, which are as of February 27, 2004.
<F3>  Includes 8,274 shares held by a Company of which Mr. Dunn is
      President and over which he has sole voting power.
<F4>  Includes 4,630 shares held by Mr. Locke jointly with his wife, as to which voting and investment power is shared.
<F5>  Includes (i) 29,378 shares held by Mr. Marsh jointly with his wife, as to which voting and investment power is shared; and (ii) 20,438 shares indirectly owned by Mr. Marsh by virtue of his participation in the Community Bancorp. stock fund under the Company's Retirement Savings Plan.
<F6>  Includes 22,610 shares held in trust for the benefit of Mrs.
      Duckless. Mr. Duckless has shared voting and investment power over the shares held in trust for Mrs. Duckless.
<F7>  Includes 10,473 shares held in an IRA for Mr. Adams' benefit.

                   (footnotes continued on following page)




<F8>  Includes (i) 3,784 shares held by Mr. Couture jointly with his wife, as to which voting and investment power is shared; (ii) 63 shares held in a custodial account for Mr. Couture's minor child; and (iii) 436 shares held in an IRA for Mr. Courture's benefit. Does not include 200 shares held in an IRA for the benefit of Mr. Couture's spouse.
<F9>  Includes (i) 44,354 shares indirectly owned by Mr. White by virtue of his participation in the Community Bancorp. stock fund under the Company's Retirement Savings Plan; (ii) 4,877 shares held in an IRA for Mr. White's benefit; and (iii) 2,298 shares held by Mr. White jointly with his wife, as to which voting and investment power is shared.

                            --------------------

Directors' Fees and Other Compensation

      Directors of the Company who are not salaried employees of the Bank receive an annual retainer of $4,500 for serving on the Board and a fee of $250 per Board meeting. During 2003, each director of the Company also served as a director of the Bank. Bank directors who are not salaried employees of the Bank receive an annual retainer of $4,500, a fee of $250 per Board meeting and a fee of $250 per committee meeting. In addition to the fees for meetings of the Bank's Board of Directors and its committees, each Bank director attends at least seven meetings per year of the Bank's local advisory boards and receives a fee of $250 per meeting, except for Mr. White and Mr. Marsh, who do not receive any fees for such attendance. This fee structure is intended to compensate the Bank's directors for attendance at Board meetings as well as for the time spent by them in activities directly related to their service on the Board for which they receive no additional compensation, including but not limited to attendance at the annual directors' retreat and attendance at educational seminars or programs on pertinent banking or corporate governance topics.

      Directors who have served on the Board of the Company and/or the Bank for at least five years and who are not salaried employees of the Bank are entitled to receive upon retirement from the Board a lump sum payment of $1,000 for each year of Board service. For this purpose, service rendered as a director of the Company and of the Bank is not compensated separately. The retirement benefits under this arrangement represent a general unsecured obligation of the Company and no assets of the Company or the Bank have been segregated to satisfy the Company's obligations under the arrangement.

      From time to time directors perform evaluations of loan collateral for the Bank and are reimbursed for such services at the rate of $25 per hour.

Directors' Deferred Compensation Plan

      Under the terms of the Company's Deferred Compensation Plan for Directors, directors of the Company and/or the Bank may elect to defer current receipt of some or all of their director fees. Deferrals are credited to a cash account which bears interest at the rate in effect for the Bank's three-year certificate of deposit, as adjusted from time to time. Payments are deferred until the participant's retirement, death or disability, or at an earlier or later date elected by the participant and are made in a lump sum or in monthly installments, as selected by the participant. Amounts deferred and accumulated interest represent a general unsecured obligation of the Company and no assets of the Company or the Bank have been segregated to satisfy the Company's obligations under the Plan.

Vote Required

      Election of a nominee for director will require a plurality of the votes cast in the election.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 1.

                            CORPORATE GOVERNANCE

Director Independence

      Each of the Company's Directors is independent within the meaning of the listing standards of the National Association of Securities Dealers
(NASD), except for Messrs. Marsh and White, who are executive officers of the Company and the Bank. An independent director is a person other than an officer or employee of the Company or the Bank or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of directors. In order to be considered independent under NASD standards, a director must not have (i) been employed by the Company or any of its affiliates during the past three years; (ii) accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, except for compensation for Board service, and certain retirement benefits or non-discretionary compensation; (iii) had an immediate family member who during the past three years was an executive officer of the Company or any of its affiliates; (iv) been a principal of any other for-profit business to which the Company made or from which it received payments, in any of the past three years, that exceeded the greater of $200,000 or 5% of the annual consolidated gross revenues of the Company or of the other entity; or (v) been an executive officer of any other entity where any of the Company's executives serves on that other entity's compensation committee.

Board Committees

      During 2002 the Board approved certain changes to the Company's Bylaws, designed to enhance the Company's corporate governance structure. These changes included a new Board committee structure, which the Board implemented during 2003 by appointing two new standing committees, a Compensation Committee and a Corporate Governance/Nominating Committee. The Board also revised the charter of the Board's other standing committee, the Audit Committee, to further respond to the governance and oversight requirements of the Sarbanes-Oxley Act of 2002. Additional information about each of the Company's three standing committees is set forth below.

      Compensation Committee. The Company's Board of Directors appointed a standing Compensation Committee at the holding company level for the first time in the second half of 2003. However, compensation committee functions were performed in 2003, as in prior years, at the subsidiary level, by the Bank's compensation committee (known as its Human Resources Committee). That committee's responsibilities during 2003 included reviewing and making recommendations to the Bank's Board of Directors concerning the compensation of the Bank's officers and employees. The members of the Bank's Human Resources Committee during 2003 were Thomas Adams, Michael Dunn, Rosemary Lalime, Stephen Marsh, Dale Wells and Richard White. The Bank's Human Resources Officer also attended meetings of the Committee but was not a member and did not vote on matters considered by the Committee. Mr. White and Mr. Marsh did not vote on matters affecting their own compensation. The Bank's Human Resources Committee met three times during 2003. A report of the Human Resources Committee regarding executive compensation is set forth elsewhere in this proxy statement under the caption "HUMAN RESOURCES COMMITTEE REPORT."

      For 2004 and future years, review and recommendations for the compensation and benefits of the Company's executive officers will be made by the Company's Compensation Committee rather than the Bank's Human Resources Committee. The members of the Compensation Committee are Rosemary Lalime (Chair), Thomas Adams, Michael Dunn and Dale Wells. During 2003, the Compensation

Committee met two times. The charter of the Compensation Committee is available on the Company's website at www.communitybancorpvt.com.

      Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping the corporate governance of the Company. As part of its duties, the Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board and committee performance, makes recommendations as to the structure of Board meetings and flow of information to the Board and reviews Board compensation.

      The Committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it has established minimum criteria for Board nominees. The Committee believes it would be desirable for a Board candidate to possess the following characteristics: (a) have experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee deems appropriate; (b) be a shareholder of the Company; (c) be willing and able to devote full interest and attendance to the Board and its committees; (d) bring business to the Company and its affiliate, Community Financial Services Group, including personal, business and investment accounts; (e) help develop business and promote the Company and its subsidiary and affiliate throughout our service area; (f) provide advice and counsel to the Board and senior management; (g) bring a diversity of interests to the Board as evidenced by participation in community, charitable or other similar activities; (h) have the ability to serve at least seven years before reaching the mandatory retirement age; and (i) maintain integrity and confidentiality at all times. Evaluation of candidates occurs on the basis of materials submitted by or on behalf of the candidate. If a candidate continues to be of interest after initial consideration by the Committee, additional information about her/him will be obtained through inquiries to various sources and, if warranted, interviews.

      All the director nominees named in this proxy statement met the Board's criteria for membership and were recommended by the Corporate Governance/Nominating Committee for election by shareholders at this annual meeting.

      The Committee will consider prospective nominees recommended by shareholders. Any shareholder wishing to recommend a person for consideration as a Board nominee should submit to the Committee the same information that would be required if the shareholder were to desire to make a nomination from the floor at the annual meeting. The required information is described elsewhere in this proxy statement under the caption "SHAREHOLDER NOMINATIONS AND PROPOSALS-Shareholder Nominations." The Committee uses the same criteria for evaluating candidates recommended by shareholders as it does for those proposed by other Board members or management.

      The members of the Corporate Governance/Nominating Committee are Jacques Couture (Chair), Rosemary Lalime, Marcel Locke and Anne Moore. During 2003, the Committee met two times. The charter of the Corporate Governance/Nominating Committee is available on the Company's website at www.communitybancorpvt.com.

      Audit Committee. The Audit Committee is governed by a Board-approved charter that contains, among other things, the Committee's membership requirements and responsibilities. A copy of that charter, as revised and updated in 2003 and 2004, is attached to this proxy statement as Appendix
A. The Audit Committee oversees the Company's accounting and financial reporting process, internal controls and audits, and consults with management, the internal auditors and the independent auditors on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains the Company's independent auditors. It has responsibility for the compensation, termination and oversight of the Company's independent auditors and evaluates the independent auditors' qualifications, performance and independence. The Audit Committee pre-approves all services provided by the independent auditors. Those services and fees are described elsewhere in this proxy statement under the caption "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS-Fees Paid to Independent Auditors." Further, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

      Under SEC rules, companies must disclose whether at least one member of the Audit Committee qualifies as a "financial expert." As defined by the SEC, the concept of financial expert is heavily focused on individuals who have prepared or audited public company financial statements or have had similar management experience or responsibility or others performing those or comparable functions. Given the Company's rural market area and the limited number of public companies in it, the Board has not deemed it advisable to require that the Audit Committee include a person qualifying as a financial expert under this definition. The Board has considered the business experience and other qualifications of each of the members of the Audit Committee and has concluded that each of them has demonstrated that he is capable of (i) understanding generally accepted accounting principles ("GAAP") and financial statements, (ii) assessing the general application of GAAP principles in connection with the accounting for estimates, accruals and reserves, (iii) analyzing and evaluating the Company's financial statements, (iv) understanding internal controls and procedures for financial reporting, and (v) understanding audit committee functions. Given the business experience and acumen of each of the members of the Audit Committee, the Board believes that each of such persons, although not a "financial expert" under the SEC definition, is nevertheless qualified to carry out all of the duties and responsibilities of a member of the Company's Audit Committee.

      The members of the Audit Committee are Thomas Adams (Chair), Elwood Duckless, Michael Dunn and Dale Wells. During 2003 the Company's Audit Committee met seven times. A report of the Company's Audit Committee is set forth elsewhere in this proxy statement under the caption "AUDIT COMMITTEE REPORT."

Board Meeting Attendance

      The Company's Board of Directors held five regular meetings and five special meetings during 2003. Each incumbent director attended at least 75% of the aggregate of all such meetings. In addition, all of the Company's directors serve on the Bank's Board of Directors (which meets monthly) and on various Board committees. Each of the directors attended at least 75% of the scheduled Bank Board and committee meetings.

Shareholder Communications with the Board

      The Board welcomes communications from shareholders on matters relating to the Company's business operations and corporate governance. Shareholders may communicate with the Board, or its committees or individual directors, by writing to the following address: Board of Directors [or Board Committee or name of individual director]-Shareholder Communications; c/o Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829. The Corporate Secretary will forward communications to the Board or appropriate committee or individual director.

Attendance at Annual Shareholders Meeting

      All directors are encouraged and expected to attend the annual shareholders meeting. All of the Company's ten directors attended the 2003 annual meeting.

Compensation Committee Interlocks and Insider Participation

      The Company is not aware of the existence of any interlocking relationships between the senior management of the Company and that of any other company.

Transactions with Management

      Some of the incumbent directors, nominees and executive officers of the Company, and some of the corporations and firms with which these individuals are associated, are customers of Community National Bank in the ordinary course of business, or have loans outstanding from the Bank, and it is anticipated that they will continue to be customers of and indebted to the Bank in the future. All such loans were made in the ordinary course of business, do not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons, although directors were generally allowed the lowest interest rate given to others on comparable loans.

                           AUDIT COMMITTEE REPORT

      The Audit Committee consists of four Directors, each of whom meets applicable legal standards for independence. The Audit Committee's primary responsibility is to oversee the Company's financial reporting process and to report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.

      Among the responsibilities of the Audit Committee include selecting an accounting firm to be engaged as the Company's independent auditors. Additionally, and as appropriate, the Audit Committee reviews and evaluates, discusses and consults with the Company's management, the Company's internal auditor and its independent auditors, regarding the following matters:

      * The plan and budget for, and the independent auditors' report on, the audit of the Company's financial statements;

      * The Company's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders;

      * Changes in the Company's auditing practices, principles, controls or methodologies, or in the Company's financial statements.

      *     Significant developments in auditing rules;

      * The adequacy of the Company's internal auditing controls, and its accounting, financial and auditing personnel; and

      * The establishment and maintenance of an environment within the Company that promotes and encourages quality financial reporting, sound business risk practices and ethical behavior.

      The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for the year ended 12/31/03. First, the Committee discussed with Berry, Dunn, McNeil & Parker, the Company's independent accountants for 2003, those matters Berry, Dunn, McNeil & Parker communicated to and discussed with the Committee under Statement on Auditing Standards No. 61 (Communications with Audit Committees), including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Committee discussed with, and received a letter from, Berry, Dunn, McNeil & Parker concerning their independence from the Company and its management as required under Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This discussion and disclosure informed the Committee of Berry, Dunn, McNeil & Parker's independence and assisted the Committee in evaluating such independence. The Committee also considered applicable auditor independence standards under the Sarbanes-Oxley Act and related regulations of the Securities and Exchange Commission. Finally, the Committee reviewed and discussed the Company's financial statements with the Company's management.

      Based on the discussions with Berry, Dunn, McNeil & Parker, on the independence discussions, and on the financial statement review, the Audit Committee recommended to the Board that the financial statements be included in the Company's 2003 Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

      The Audit Committee has established procedures for the treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee has also established procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. No such complaints or concerns were received in 2003.

              Submitted by the Community Bancorp. Audit Committee

              Thomas E. Adams, Chair
              Elwood G. Duckless
              Michael H. Dunn
              Dale Wells

                      HUMAN RESOURCES COMMITTEE REPORT

      The Bank's Human Resources Committee reviews and makes recommendations to the full Board of the Bank on all compensation and benefits issues relating to the President, Chief Operating Officer, Chief Executive Officer and other executives of the Bank. The recommendations relating to the CEO are formulated at the time of Mr. White's annual performance evaluation, which usually occurs in June. Mr. White makes recommendations to the Committee with respect to the compensation of the other executive officers, which are then acted on by the Committee and recommended to the full Board.

      The Committee and Board believe they have designed a compensation package for the executive officers that will attract and retain competent senior management for the Bank and provide for appropriate rewards for both personal and Bank performance.

      To reach these objectives, the Bank provides for a base salary which is reviewed annually in relation to each individual's performance and a cash bonus as a short term incentive, the amount of which depends upon the Bank's performance. (The Bank's Officer Incentive Plan is described elsewhere in this proxy statement.) The Bank does not currently provide for long term incentives, such as stock options or similar benefits.

      In determining appropriate salary levels, the Committee and the Board review not only various individual and corporate performance indicators, but also annual salaries and short term incentives provided by similar companies to their senior officers. In 2002 and 2003, the Bank employed the services of the Human Resources Consulting Division of Gallagher, Flynn & Company, LLP to conduct an analysis of its compensation program and to develop competitive salary ranges for officers and other exempt positions. The Bank adopted recommended salary ranges for these positions, including a range for President & CEO of $128,000 to $190,000.

      Resources used by Gallagher, Flynn & Company include Financial Institutions Compensation Survey Results (FISB), Sheshunoff Compensation and Benefits Survey Data, Watson Wyatt Financial Institutions Compensation Survey (WW), and the Bank Administration Institute (BAI).

      In Mr. White's case, the Board's annual review process includes consideration of his self-evaluation covering certain key elements of his written job description, including strategic planning, establishment and overall implementation of operating policies, management of shareholder and community relations and regulatory matters. The Board also undertakes its own evaluation of Mr. White, reviewing various matters, including leadership, planning and organization abilities, creativity and problem solving, CRA (community reinvestment) and compliance.

      Mr. White's strong performance in each of these areas resulted in the adjustment (effective July 1, 2003) of his annual base salary rate from $170,000 to $175,500, representing a 3% increase.

      The table below illustrates Mr. White's base salary in 2002 and 2003 in relation to his peers at comparable companies as indicated in the compensation surveys listed above:

              Mr. White 2003                   $175,500
              Mr. White 2002                   $170,000

              Survey               Average Base Salary (2002 & 2003)
              FISB All NE Banks                $189,305
              FISB All VT Banks                $224,800
              Sheshunoff                       $196,745
              WW                               $185,800
              BAI                              $177,000

      The Committee also reviews, and makes recommendations to the full Board relating to major personnel policies including compensation and benefit programs for other officers and staff. The Committee oversees the administration of all of the Bank's compensation and benefit plans, including the Bank's Officer Incentive Plan, the Company's Retirement Savings Plan, and the Supplemental Retirement Plan for key employees, and reviews the investment performance of plan trustees.

      The Committee comprises four non-employee directors plus the CEO, the Chief Operating Officer (COO) and the Vice President - Human Resources. None of these officers participates in recommendations or decisions pertaining to their own salary and benefits although CEO White does participate in recommendations and decisions regarding the compensation of the COO and the Vice President-Human Resources.

              Community National Bank Human Resources Committee

              Thomas E. Adams                 Rosemary M. Lalime
              Michael H. Dunn                 Dale R. Wells
              Stephen P. Marsh                Richard C. White
              Kathryn M. Austin

      Pursuant to the rules and regulations of the Securities and Exchange Commission, neither the foregoing Audit Committee Report, the foregoing Human Resources Committee report nor the material set forth below under the caption "STOCK PERFORMANCE GRAPH" shall be deemed to be filed with the SEC for purposes of the Securities Exchange Act of 1934, nor shall either of such Reports or such other material be deemed to be incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended.

                           STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return (stock price appreciation plus reinvested dividends) on the Company's common stock with the cumulative total return of the NASDAQ Composite Index and the NASDAQ Bank Stock Index for the five years ended December 31, 2003. Both indices are unmanaged indices maintained by NASDAQ.


                Community Bancorp.    NASDAQ Composite    NASDAQ Banks
                      Value                Value             Value
                      End of               End of            End of
Quarter/Year          Period               Period            Period
------------    ------------------    ----------------    ------------

Dec-98                $100.00             $100.00           $100.00
Mar-99                $114.04             $112.25           $ 96.72
Jun-99                $111.50             $122.50           $103.17
Sep-99                $ 94.66             $125.24           $ 93.00
Dec-99                $ 90.83             $185.59           $ 93.45
Mar-00                $ 86.40             $203.31           $ 84.56
Jun-00                $ 93.14             $180.88           $ 82.73
Sep-00                $ 99.88             $167.50           $ 98.29
Dec-00                $108.75             $112.67           $107.16
Mar-01                $119.79             $ 83.93           $104.05
Jun-01                $126.92             $ 98.49           $116.36
Sep-01                $144.71             $ 68.35           $113.81
Dec-01                $158.56             $ 88.95           $117.96
Mar-02                $159.65             $ 84.16           $129.23
Jun-02                $165.88             $ 66.73           $132.93
Sep-02                $181.22             $ 53.45           $121.52
Dec-02                $192.46             $ 60.91           $123.28
Mar-03                $188.66             $ 61.17           $120.38
Jun-03                $206.01             $ 74.01           $135.83
Sep-03                $200.51             $ 81.50           $143.22
Dec-03                $208.72             $ 91.37           $160.18

--------------------
* Compares cumulative total shareholder return (stock price appreciation plus reinvested dividends) on the Company's common stock with the cumulative total return of the NASDAQ Composite Index and NASDAQ Bank Stock Index for the five years ended December 31, 2003, assuming an initial investment of $100 at the end of 1998 and reinvestment of dividends during the periods indicated. Stock price information for the Company's common stock used in the comparison is based on information reported in the OTC Bulletin Boardr maintained by NASDAQ and has not been retroactively adjusted to reflect the effect of a 5% stock dividend declared in 2002, which the Company deems immaterial.

                             EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the executive officers of the Company.


                                  Position(s) with the Company and Subsidiaries
    Name and Age                      and Occupation for the Past Five Years
-----------------------------------------------------------------------------------------

Richard C. White, 58    Chief Executive Officer and Chairman and Director, Community
                        Bancorp. and Community National Bank*

Stephen P. Marsh, 56    President, Chief Operating Officer, Treasurer and Director,
                        Community Bancorp. and Community National Bank*

Alan A. Wing, 59        Vice President, Community Bancorp.; and Executive Vice President,
                        Community National Bank*

--------------------
* Prior to January 6, 2004 (i) in addition to his current positions, Mr. White served as President of both Community Bancorp. and Community National Bank; (ii) Mr. Marsh served as Vice President, Treasurer and Director of Community Bancorp. and Executive Vice President, Chief Financial Officer and Director of Community National Bank; and (iii) in addition to his current position with Community Bancorp., Mr. Wing served as Senior Vice President of Community National Bank.

                           EXECUTIVE COMPENSATION

      The officers of the Company did not receive any compensation for services rendered to the Company in 2003 and prior years, but did receive compensation for services rendered in their capacities as officers of the Bank.

      The following table shows annual compensation for services rendered in all capacities to the Company and its subsidiary during each of the preceding three years paid to each executive officer of the Company whose total salary and bonus in 2003 exceeded $100,000.

                         Summary Compensation Table

                             Annual Compensation


              Name and
              Principal                                                           All Other
              Position                      Year    Salary (1)    Bonus (2)   Compensation (3)
----------------------------------------------------------------------------------------------

Richard C. White,                           2003     $181,958      $53,256        $28,558
 President, CEO & Director of the           2002      158,623       31,279         30,623
 Company and the Bank                       2001      141,948       26,647         26,668

Stephen P. Marsh,                           2003      117,614       33,285         31,053
 Vice President, Treasurer & Director of    2002      103,195       19,550         24,622
 the Company, Executive Vice President,     2001       92,386       16,654         21,839
 CFO & Director of the Bank

Alan A. Wing,                               2003       98,616       26,628         25,110
 Vice President of the Company;             2002       89,924       15,640         21,172
 Senior Vice President of the Bank          2001       83,558       13,323         19,429

--------------------
<F1>  Includes voluntary salary deferrals pursuant to the Company's
      Retirement Savings (401(k)) Plan, as follows: (i) for Mr. White, 2003, $11,442; 2002, $9,376; and 2001, $8,332; (ii) for Mr. Marsh,
      2003, $7,470; 2002, $6,065; and 2001, $5,420; and (iii) for Mr. Wing,
      2003, $6,201; 2002, $5,219; and 2001, $4,791.
<F2>  All bonuses were paid under the Bank's Officer Incentive Plan
      (described below) in the year indicated, for services rendered in the prior year. Bonuses for services rendered in 2003 will be calculated and paid in the second quarter of 2004.
<F3>  Includes the following for Mr. White: (i) discretionary contributions made by the Company for Mr. White's account under the Company's Retirement Savings Plan, described below, as follows: 2003, $23,557; 2002, $25,935; and 2001, $12,892; (ii) matching employer contributions made under the Retirement Savings Plan for his account, as follows: 2003, $5,000; 2002, $4,688; and 2001, $4,166; and (iii)
      contributions made under the Company's Money Purchase Plan (discontinued in 2002), as follows: 2001, $9,610. Includes the following for Mr. Marsh: (i) discretionary contributions made by the Company for Mr. Marsh's account under the Company's Retirement Savings Plan, as follows: 2003, $27,318; 2002, $21,589; and 2001,
      $12,914; (ii) matching employer contributions made under the Retirement Savings Plan for his account, as follows: 2003, $3,735; 2002, $3,033; and 2001, $2,710; and (iii) contributions made under the Company's Money Purchase Plan, as follows: 2001, $6,215. Includes the following for Mr. Wing: (i) discretionary contributions made by the Company for Mr. Wing's account under the Company's Retirement Savings Plan, as follows: 2003, $22,009; 2002, $18,562; and 2001,
      $11,511; (ii) matching employer contributions made under the Retirement Savings Plan for his account, as follows: 2003, $3,101; 2002, $2,610; and 2001, $2,396; and (iii) contributions made under the Company's Money Purchase Plan, as follows: 2001, $5,522.

      Except for the use of vehicles owned by the Bank by certain officers, no director or executive officer received any special personal benefits during 2003. In policy and practice, the Bank does not provide special personal benefits to directors or officers.

Retirement Savings Plan

      Employees who are age 21 or over and who have completed at least one year of service (as defined in the plan) are eligible to participate in the Community Bancorp. and Designated Subsidiaries' Retirement Savings Plan (the "Plan"). The Plan contains features of a so-called 401(k) plan which permit participants to make voluntary compensation deferrals on a tax-deferred basis. For 2004 the Plan limits the maximum annual deferral per participant to the lesser of 100% of compensation or $13,000. This maximum is adjusted annually for inflation by the Internal Revenue Service. The Company will make a discretionary matching contribution to the account of participants equal to a percentage of the amount deferred. The matching contribution percentage is established from time to time by the Company in its sole discretion. The matching contribution percentage for 2004 has been set at 50% of the amount deferred for deferrals of up to 5% of compensation. Deferrals in excess of 5% of compensation are not matched by the Company.

      Participants are at all times fully vested in any rollover contributions from other plans and in their own compensation deferrals. Vesting in any matching employer contribution begins after one year of service, with full vesting upon six years of service. Vesting in any discretionary employer contribution begins in the first year of service, with full vesting upon seven years of service. Participants may direct the investment of their Plan account among several funds maintained by the Plan trustee, including a Community Bancorp. stock fund. Distribution of Plan accounts is generally deferred until the participant's death, disability or retirement, except in cases of financial hardship (as defined in the Plan). Benefits are subject to income tax upon distribution and certain early withdrawals may be subject to an additional 10% penalty tax. Distribution of Plan benefits may be in the form of an annuity, a lump sum in cash, or in certain circumstances, common stock of the Company.

      In addition to voluntary compensation deferrals and matching employer contributions, the Company in 2003 made an annual discretionary profit sharing contribution for the account of the four executive officers. The amount of the contribution is determined annually based on a calculation of the maximum allowable deductible contribution that the Company is permitted to make on behalf of the executives, but subject to the annual contribution limitations of the Internal Revenue Code. The amount of the contribution made to Mr. White's, Mr. Marsh's and Mr. Wing's account for each of the preceding three years is disclosed in the footnotes to the summary compensation table set forth above.

Officer Incentive Plan

      The Bank maintains an Officer Incentive Plan (the "Plan") for its executive officers and for other officers and exempt employees whose compensation is not commission based. Each executive officer, non-executive officer and qualifying exempt employee having at least one year of service is eligible to participate in the Plan. Under the Plan, two separate incentive pools are established, one for the three executive officers and another for all other officers and participating exempt employees. Prior to 2003, when the Board expanded the class of eligible employees, only Vice Presidents were eligible to participate in the latter incentive pool.

      Executive Officers. The incentive bonus pool for executive officers is determined by the Bank's annual rating issued by IDC Financial
Publishing, Inc., an industry-wide recognized ranking service, under the following formula:


                                                 Percent of
              IDC Rating                     After-Tax Earnings
              -------------------------------------------------

              Below Average                         0
              Average                               1.00%
              Excellent                             2.75%
              Superior                              3.75%
              Top 3 in State and Superior           3.75%

      The incentive pool determined under the above formula is allocated among the three executive officers based on fixed percentages. Messrs. White, Marsh and Wing were entitled to 40%, 25% and 20%, respectively, of the incentive pool for 2002. Incentive payments made to Messrs. White, Marsh and Wing during the preceding three years are shown in the summary compensation table. The applicable percentages of after-tax earnings and the percentage allocation of the incentive pool among the executive officers are reviewed periodically by the Human Resources Committee and the Bank's Board of Directors and may be modified in the Board's discretion. In accordance with changes in the Company's Board committee structure, for 2004 and future years, it is expected that this oversight role will instead be performed by the Company's Compensation Committee.

      Because the amount of the incentive pool for executive officers depends on the Bank's annual rating by IDC Financial Publishing, Inc., which is not issued until the second quarter of the following year, 2003 bonus information for such officers was not yet available as of the date of preparation of this proxy statement.

      Other Officers and Exempt Employees. The incentive pool for participating officers (other than executive officers) and exempt employees is determined as follows:

      If the Bank attains at least 95% of net income as presented in its budget and has a return on average assets greater than 1%, 1.75% of the Bank's earnings will be placed in a pool and divided into shares. Each qualifying exempt employee will be allotted shares based on his or her involvement in other incentive plans and on their position in the Bank. Part-time exempt employees will receive 50% of a full-time allotment.

      If the Bank exceeds its budget by more than 5%, an additional pool will be created and 15% of the amount over budget will be placed in this separate pool. This pool will be divided among the same group of officers and exempt employees, allotted based on their position in the Bank. Part-time exempt employees will receive 50% of a full-time allotment.

      Several officers are eligible to receive individual incentive awards based upon the attainment of specific performance goals. These individual incentives are accounted for in the allotment of shares in the incentive pools and are paid in addition to incentive payouts described above.

      Distributions under the Plan to officers (other than executive officers) and other exempt employees are ordinarily payable in January for services rendered during the preceding fiscal year.

      Although the Board of Directors presently intends to maintain an incentive plan, it may revise or replace the Plan at any time with a new one. As a matter of policy, the Board views incentive compensation as an important component of management compensation since it appropriately links the performance of the Company and its subsidiary with the compensation of those employees in the best position to contribute significantly to the profitability of the enterprise.

Supplemental Retirement Plan

      The Board of Directors has adopted a non-qualified Supplemental Retirement Plan for Messrs. White, Marsh and Wing to replace estimated benefits lost as a result of the previous termination of the Company's defined benefit pension plan. The plan is intended to provide an annual benefit at retirement approximating 75% of the average annual bonus received by the officer during the years prior to retirement. It is estimated that this benefit, combined with the projected benefits under the Company's Retirement Savings Plan, will be approximately equal to the benefit that would have been provided to the executive officers under the terminated defined benefit pension plan. Benefit payments are funded by annual contributions to a special purpose trust.

                                  ARTICLE 2

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board has appointed Berry, Dunn, McNeil & Parker ("BDMP") as the Company's independent auditors to audit Community Bancorp.'s consolidated financial statements for the year ending December 31, 2004. BDMP served as the Company's independent auditors for 2003 and also provided certain tax and other audit-related services. See "Fees Paid to Independent Auditors" below. Representatives of BDMP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

      Although neither Vermont law nor our bylaws requires the submission of the selection of the Company's independent auditors to the shareholders for approval, the Board of Directors believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board has made any determination as to what action, if any, would be taken if the shareholders do not ratify the appointment of BDMP as the Company's independent auditors for 2004.

Previous Change in Independent Auditors

      BDMP was first appointed as the Company's external auditors for 2003. Previously, the Company's external auditors were A.M. Peisch & Company, LLP ("A.M. Peisch"). On December 10, 2002 the Audit Committee informed the Board of Directors that it had approved a change in the Company's external auditors and had elected not to continue the engagement of A.M. Peisch following completion of the 2002 year-end audit. The Audit Committee and Board were satisfied with the professional competence and standing of A.M. Peisch and did not have any disagreement with A.M. Peisch on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years. A.M. Peisch had not issued a report in the last two fiscal years containing either a disclaimer or an adverse or qualified opinion, nor had A.M. Peisch subsequently modified any of its reports as to uncertainty, audit scope or accounting principles. In accordance with the rules of the Securities and Exchange Commission, A.M. Peisch furnished a letter to the Company, addressed to the Commission, stating that it agreed with the foregoing statements.

Pre-Approval Required for Services of Independent Auditors

As part of its duties, the Audit Committee is required to pre-approve audit and non audit services performed by the Company's independent auditors, in order to ensure that the provision of such services does not impair the auditors' independence. Under applicable law, certain services may not be performed by the auditors under any circumstances. Consistent with these legal requirements, the Audit Committee's charter (attached as Appendix A to this proxy statement) provides that all permitted services must be approved by the Audit Committee in advance. However, the Audit Committee may delegate this authority to a member of the Committee, who is required to inform the entire Committee of any approval taken pursuant to that delegated authority. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditors. Each of the services described below performed by BDMP was preapproved by the Audit Committee.

Fees Paid to Independent Auditors

Audit Fees. BDMP (2003): The aggregate fee billed for professional services rendered by BDMP for the audit of the Company's annual financial statements included in the Company's Form 10-K and review of financial statements included in each of the Company's Forms 10-Q for the year ended December 31, 2003 was $56,330.

A.M. Peisch (2002): The aggregate fee billed for professional services rendered by A.M. Peisch for the audit of the Company's annual financial statements included in the Company's Form 10-K and review of financial statements included in each of the Company's Forms 10-Q for the year ended December 31, 2002 was $60,650.

Audit-Related Fees. BDMP (2003): The aggregate fee billed for assurance and related services rendered by BDMP related to the performance of the audit or review of the Company's financial statements in the year ended December 31, 2003 was $9,590. These services related to the audit of the Company's employee benefit plan, implementation of the Sarbanes-Oxley Act of 2002 and the application of accounting pronouncements.

A.M. Peisch (2002): The aggregate fee billed for assurance and related services rendered by A.M. Peisch related to the performance of the audit or review of the Company's financial statements in the year ended December 31, 2002 was $7,000. These services related primarily to the audit of the Company's employee benefit plan.

Tax Fees. BDMP (2003): The aggregate fee billed for professional services rendered by BDMP for tax compliance, tax advice and tax planning in the year ended December 31, 2003 was $12,603. These services included preparation of federal and state tax returns, preparation of amended federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

A.M. Peisch (2002): The aggregate fee billed for professional services rendered by A.M. Peisch for tax compliance, tax advice and tax planning in the year ended December 31, 2002 was $12,500. These services included preparation of federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

All Other Fees. BDMP (2003): There were no other fees billed for services provided by BDMP, other than the services reported in the paragraphs above, in the year ended December 31, 2003.

A.M. Peisch (2002): The aggregate fee filled for professional services rendered by A.M. Peisch for all other services was $27,800. These services related primarily to information technology review, miscellaneous compliance and other consultations and expense reimbursements.

Vote Required

      Ratification of the selection of the Company's independent auditors for the ensuing year will require that more votes be cast "for" than "against" the proposal.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ARTICLE 2.

                                ANNUAL REPORT

      The Company's Annual Report to Shareholders for the year ended December 31, 2003, including consolidated financial statements and the report of BDMP thereon, accompanies this proxy statement.

                    SHAREHOLDER NOMINATIONS AND PROPOSALS

Shareholder Nominations

      A shareholder may make a nomination for director from the floor at the annual meeting, under procedures specified in the Company's By-Laws. Advance written notice of proposed nominations must be given to the Company. Such notice must be received by the Company on or before January 4, 2005 in order for a nomination to be made from the floor at the 2005 annual meeting. The notice of nomination should be sent to the attention of the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829 and must contain the following information for each nomination: (a) the name and address of the shareholder of record who intends to make the nomination, and if acting on behalf of a beneficial owner, the name and address of such beneficial owner; (b) a representation that the nominating shareholder is a shareholder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (c) the name and address of the person to be nominated; (d) a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (e) such other information regarding the nominee as would have been required to be included in a proxy statement filed under the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (f) the written consent of the nominee to serve as a director of the Company if elected.

      In addition to the above process for shareholder nominations from the floor, the Compensation Committee will consider recommendations for nominations by the Committee. See "CORPORATE GOVERNANCE-Board Committees-Corporate Governance/ Nominating Committee" above.

Shareholder Proposals

      A shareholder may present matters from the floor for action by the shareholders at the annual meeting, under procedures specified in the Company's By-Laws. Advance written notice of any matters to be presented must be given to the Company. Such notice must be received by the Company on or before January 4, 2005 in order to be considered at the 2005 annual meeting. The notice should be sent to the attention of the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829 and must contain the following information: (a) the name and address of the shareholder who intends to make a proposal, and if acting on behalf of a beneficial owner, the name and address of such beneficial owner; (b) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the meeting to present his or her proposal; (c) a brief description of the proposal;
(d) the reasons for making the proposal; and (e) any direct or indirect interest of the shareholder or any person on whose behalf the shareholder is acting, in making such proposal.

Use of Discretionary Authority in Connection with Shareholder Nominations and Proposals

      Under the rules and regulations of the Securities and Exchange Commission, the Company will be permitted to use its discretionary authority conferred in the proxy card for the annual meeting to vote on a shareholder proposal or director nominee even if the proposal or nominee has not been discussed in the Company's proxy statement, unless the shareholder-proponent has given timely notice to the Company of his or her intention to present the proposal or nominee for vote at the meeting. Assuming timely notice has been given, the proxies will only be voted on the matter pursuant to the grant of discretionary authority if the Company has described the proposal in the proxy statement and indicated how the persons named as proxies intend to vote on the matter. As described above, in order to be considered timely for consideration at the 2005 annual meeting, the shareholder-proponent must furnish written notice to the Company of the proposal or nominee no later than January 4, 2005.

Inclusion of Shareholder Proposals in Company Proxy Materials

      If a shareholder seeks to have his or her proposals included in the Company's proxy materials for the 2005 annual meeting, the notification deadline is earlier than noted in the preceding paragraph. In order to be included in the proxy material for the 2005 annual meeting, shareholder proposals must be submitted in writing to the Secretary of the Company not later than December 2, 2004, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion. Any such proposal will be omitted from or included in the proxy material at the discretion of the Board of Directors of the Company, subject to such rules and regulations.

      Questions about any of the procedures for shareholder nominations or proposals should be directed to the Corporate Secretary, Community Bancorp., P.O. Box 259, Derby, Vermont 05829.

                                OTHER MATTERS

      As of the date of this proxy statement, the Board of Directors knows of no business that may come before the 2004 annual meeting except as set forth above. If any other matters should properly come before the meeting, it is expected that proxies will be voted on such matters in accordance with the recommendations of management.

                                                                 APPENDIX A

                             COMMUNITY BANCORP.

                           AUDIT COMMITTEE CHARTER

I.    ORGANIZATION.

      This charter governs the operations of the Audit Committee of the Board of Directors of Community Bancorp. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be comprised of at least four Directors appointed annually by the Board of Directors. All of the members of the Committee shall be independent of management, Community Bancorp. and any subsidiary thereof. Generally, members of the Committee shall be considered independent if they are not officers or employees of Community Bancorp. or any subsidiary thereof and have no other relationship that may interfere with the exercise of their independence from management, Community Bancorp. and any subsidiary thereof. Audit Committee members may not accept any consulting, advisory, or other compensatory fee from Community Bancorp or any subsidiary thereof, other than in the members capacity as a member of the Board of Directors or Board Committee.

II.   STATEMENT OF POLICY.

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders and the investment community relating to corporate accounting, reporting practices of the Company and its subsidiaries and the quality and integrity of the financial reports of the Company. In so doing, the Committee is responsible for maintaining free and open communication between the committee and independent auditors and the internal auditor and management of the Company and subsidiaries. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and subsidiaries and the power to retain outside counsel or other experts for this purpose.

III.  MEETINGS.

      The Committee shall meet at least four times a year and as many additional times as the Committee deems necessary. The Committee will meet in separate executive sessions with the independent auditors at least once each year and at other times when considered appropriate. The Committee shall maintain minutes or other records of its meetings and other activities.

IV.   RESPONSIBILITIES AND PROCESSES.

      A.  General

      The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

      B.  Independent Auditors

          1.  Independence:

              The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of Company's stockholders. The Committee shall have the sole authority and responsibility to select, evaluate and, where applicable, replace the independent auditors. The Committee shall discuss with the auditors their independence from management of the Company and shall receive from the auditors, at least annually, a formal written statement delineating all relationships between the auditors and the Company consistent with the Independence Standards Board Standard 1.

          2.  Compensation:

              The Audit Committee is responsible for compensation of any registered public accounting firm engaged for the purposes of issuing an audit report or performing other audit, review, or attest services for the Bank.

          3.  Audit and Non-Audit Services:

              The Audit Committee must pre-approve all allowable audit and non-audit services provided by the internal auditing firm. The Audit Committee may delegate this authority to a member of the committee who will inform the entire committee of any approved services at the following Audit Committee meeting.

          4.  Independent Auditor Review and Selection:

              At least once every five years, competitive bids shall be obtained from a minimum of four independent public accounting firms and, based on an evaluation of those bids and accompanying proposals, the Committee shall either retain the current firm or engage a different one. If the same firm is retained, the lead auditor and reviewing partners must be rotated every five years.

      C.  The Internal Auditor

      The Company's subsidiary, Community National Bank, employs an internal auditor. The internal auditor shall report directly to the audit committee which shall have sole authority to evaluate the internal auditor, fix her compensation, and replace her if necessary.

      The internal audit program must be risk based and include evaluations of the Bank's significant business activities and their associated risks.

      The internal auditor shall have access to any staff member, bank records, files or data needed to effectively review any Bank activity.

      D.  Financial Reporting Process

      The Committee shall discuss with the internal auditor and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing. Also, the Committee shall discuss with management, the internal auditor, and the independent auditors the adequacy and effectiveness of the accounting and financial controls. Further, the Committee shall meet separately with the internal auditor and the independent auditors, with and without management present, to discuss the results of their examinations.

      E.  Reports Review

          1. The Committee shall review the interim financial statements with management prior to the filing of the Company's Quarterly Report on Form 10-Q (or prior to the press release of results, if possible). Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

          2. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

          3. If deemed appropriate after review and discussion, the Committee will recommend to the Board that the financial statements be included in the Company's Annual Report on Form 10-K.

      F.  Proxy Statement Report

      The Committee shall prepare the committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement. This charter will be included as an appendix to the proxy statement at least once every three years.

      G.  Complaint Procedures

      The Audit Committee will establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

PROXY                        COMMUNITY BANCORP.
                  Proxy for Annual Meeting of Shareholders
                                 May 4, 2004

The undersigned hereby appoints Leonard Lippens and Joseph Queenin, and each of them individually, as his or her lawful agents and proxies with full power of substitution in each, to vote all of the common stock of Community Bancorp. that the undersigned is (are) entitled to vote at the Annual Meeting of Shareholders to be held at the Elks Club, Derby, Vermont, on Tuesday, May 4, 2004 at 5:30 p.m. and at any adjournment thereof.

1.    ELECTION OF FOUR DIRECTORS (Class expiring in 2007)

      [ ]  FOR ALL NOMINEES LISTED BELOW    [ ]  WITHHOLD AUTHORITY to vote
           (except as marked to the              for all nominees listed
           contrary)                             below

To serve until the Annual Meeting in 2007: MICHAEL H. DUNN, MARCEL M. LOCKE, STEPHEN P. MARSH and DALE R. WELLS.

(INSTRUCTION: To withhold authority to vote for any individual nominee while voting in favor of the others, strike a line through the nominee's name in the list above.)

2. TO RATIFY THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM OF BERRY, DUNN, MCNEIL & PARKER AS THE COMPANY'S EXTERNAL AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.
                  [ ]  FOR    [ ]  AGAINST    [ ]  ABSTAIN

                 (continued and to be signed on other side)

In their discretion, the persons named above are authorized to act upon such other business as may properly come before the meeting or any adjournment thereof. If any such business is presented, it is the intention of the proxies to vote the shares represented hereby in accordance with the recommendations of management.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If this Proxy is properly executed but no direction is made, this Proxy will be voted FOR Items 1 and 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

                                       Dated: _______________________, 2004


                                       ____________________________________
                                       Signature(s) of Shareholder(s)


                                       ____________________________________
                                       Signature(s) of Shareholder(s)
                                       Please sign exactly as name is
                                       printed on this proxy. When signing
                                       as attorney, executor,
                                       administrator, trustee, guardian,
                                       officer, or in any other
                                       representative capacity, please so
                                       indicate. All joint owners should
                                       sign.

NOT A PROXY                  COMMUNITY BANCORP.
                       ANNUAL MEETING OF SHAREHOLDERS
                                 May 4, 2004

                             DINNER RESERVATION

Immediately following the Annual Meeting to be held at the Elks Club in Derby, Vermont, on Tuesday, May 4, 2004, at 5:30 p.m., a dinner will be served for all registered shareholders. Please indicate below whether you plan to attend the dinner.

I/We ____ will ____ will not attend the dinner. If stock is held jointly,
indicate the number attending the dinner.    [ ]  One    [ ]  Two

If you are voting by proxy, please complete and return this card, along with your fully-executed proxy card, in the enclosed postage paid envelope. You should also complete and return this dinner reservation card in the enclosed postage paid envelope even if you plan to vote your shares in person rather than by proxy.

                                       Dated: _______________________, 2004


                                       ____________________________________
                                                     Signature


                                       ____________________________________
                                                     Signature